Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Linda Giuffré, President and Principal Executive Officer of Bridgeway Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 1, 2024	/s/ Linda Giuffré
Linda Giuffré, President and Principal Executive Officer
(principal executive officer)

I, Deborah L. Hanna, Treasurer and Principal Financial Officer of Bridgeway Funds, Inc. (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 29, 2024	/s/ Deborah L. Hanna
Deborah L. Hanna, Treasurer and Principal Financial Officer
(principal financial officer)